UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  January 27, 2016

GCP APPLIED TECHNOLOGIES INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-37533	47-3936076
(Commission File Number)	(IRS Employer Identification No.)

c/o 7500 Grace Drive
Columbia, Maryland	21044
(Address of Principal Executive Offices)	(Zip Code)

(410) 531-4000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

GCP APPLIED TECHNOLOGIES INC.
FORM 8-K
CURRENT REPORT
Item 1.01 Entry into a Material Definitive Agreement.
Separation and Distribution
On January 27, 2016, GCP Applied Technologies Inc. (the “Company” or “GCP”) entered into a Separation and Distribution Agreement with W. R. Grace & Co. (“Grace”) and its wholly-owned subsidiary W. R. Grace & Co.-Conn. (“Grace Conn”), pursuant to which Grace agreed to transfer its construction products business and its packaging technologies business operated under the “Darex” name to the Company and distribute all of the Grace-owned common stock of the Company to Grace’s shareholders in a distribution intended to be tax-free to Grace’s shareholders. The distribution to Grace’s shareholders of record as of the close of business on January 27, 2016 is intended to be effective at 6:00 p.m., Eastern Time, on February 3, 2016. As a result of the distribution, it is intended that the Company will be an independent public company and that its common stock will be listed under the symbol “GCP” on the New York Stock Exchange. The distribution remains subject to the satisfaction of or waiver certain conditions set forth in the Separation and Distribution Agreement.
In connection with the separation and distribution, on January 27, 2016, the Company entered into various agreements with Grace and/or Grace Conn contemplated by the Separation and Distribution Agreement to provide a framework for the Company’s relationships with Grace’s and Grace Conn after the separation and distribution. Such agreements include:

•	a Tax Sharing Agreement,

•	an Employee Matters Agreement,

•	a Transition Services Agreement,

•	a Cross-License Agreement, and

•	a Grace Transitional License Agreement.

Summaries of the Separation and Distribution Agreement and these other agreements can be found in the Company’s preliminary information statement, dated January 12, 2016 and attached as Exhibit 99.1 to the Company’s Registration Statement on Form 10 filed with the SEC on January 12, 2016 (the “Information Statement”), under the section entitled “Certain Relationships and Related Transactions-Agreements with Grace.” These summaries from the Information Statement are incorporated by reference into this Item 1.01. The description of those agreements set forth under this Item 1.01 is qualified in its entirety by reference to the Separation and Distribution Agreement, the Tax Sharing Agreement, the Employee Matters Agreement, the Transition Services Agreement, the Cross-License Agreement, and the Grace Transitional License Agreement filed, respectively, as Exhibits 2.1, 10.1, 10.2, 10.3, 10.4, and 10.5 to this Current Report on Form 8-K, each of which is incorporated herein by reference.
GCP Senior Notes
On January 27, 2016, GCP completed the sale of $525,000,000 aggregate principal amount of its 9.500% Senior Notes due 2023 (the “Notes”).
The Notes were issued pursuant to an Indenture, dated as of January 27, 2016 (the “Indenture”), by and among GCP, the guarantors party thereto (the “Guarantors”) and Wilmington Trust, National Association, as trustee (the “Trustee”). The Indenture provides, among other things, that the Notes and the related guarantees are senior unsecured obligations of GCP and the Guarantors, respectively. Interest is payable semi-annually in arrears on February 1 and August 1 of each year, commencing on August 1, 2016. The Notes will mature on February 1, 2023.
GCP may, at its option, at any time prior to February 1, 2019, redeem all or any portion of the Notes at a price equal to 100% of the aggregate principal amount of the Notes redeemed plus accrued and unpaid interest, if any, to, but not including, the redemption date plus a ‘‘make-whole’’ premium. In addition, GCP may, at its option, redeem up to 40% of the Notes at any time prior to February 1, 2019 with the net cash proceeds from certain equity offerings at the redemption price set forth in the Indenture plus accrued and unpaid interest, if any, to, but not including, the redemption date. On or after February 1, 2019, GCP may, at its option, redeem some or all of the Notes at any time at the redemption prices set forth in the Indenture.
If a change of control occurs, GCP will be required to make an offer to repurchase the Notes at a price equal to 101% of the aggregate principal amount of Notes repurchased plus accrued and unpaid interest, if any, to, but not including, the date of repurchase.
The Notes and the related guarantees rank equally with all of the existing and future senior indebtedness of GCP and the Guarantors and senior in right of payment to any existing and future subordinated indebtedness of GCP and the Guarantors. The Notes are effectively subordinated to any secured indebtedness to the extent of the value of the assets securing such indebtedness and structurally subordinated to all existing and future indebtedness and other liabilities of GCP’s non-guarantor subsidiaries.
The Indenture contains covenants that limit GCP’s ability, subject to certain exceptions and qualifications, to (i) create liens on certain assets, (ii) incur additional debt, (iii) make certain investments and acquisitions, (iv) consolidate, merge, or sell or otherwise dispose of all or substantially all of GCP’s assets , (v) sell certain assets, (vi) pay dividends on or make distributions in respect of GCP’s capital stock or make other restricted payments, (vii) enter into certain transactions with GCP’s affiliates and (viii) place restrictions on distributions from and other actions by subsidiaries.
The Indenture provides for customary events of default which include (subject in certain cases to customary grace periods), among others, nonpayment of principal or interest; breach of other agreements in the Indenture; failure to pay certain other indebtedness; failure to discharge final judgments aggregating in excess of $50.0 million (excluding any judgments covered by insurance or indemnities) rendered against GCP or any of its significant subsidiaries; certain events of bankruptcy or insolvency; and failure of the guarantee of any of GCP’s significant subsidiaries to be in full force and effect.
The Notes are being issued in connection with Grace’s proposed separation and the distribution, as described above under the heading “Separation and Distribution.” The Issuer expects to use the proceeds from the offering: (i) to fund a distribution to Grace Conn, in an amount of $500.0 million, (ii) to pay fees and expenses related to the separation and the distribution, the financings and the other related transactions and (iii) for general corporate purposes.
The descriptions of the Indenture and the Notes herein are summaries and are qualified in their entirety by the terms of the Indenture and the Notes. A copy of the Indenture is attached here to as Exhibit 4.1 and is incorporated herein by reference. A form of 9.500% Note due 2023 (which is included in Exhibit A to the Indenture) is attached hereto as Exhibit 4.2 and is incorporated herein by reference.
The Notes and the related guarantees issued in the offering were not and will not be registered under the Securities Act of 1933, as amended, and will not be offered or sold absent registration or an applicable exemption from registration requirements.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information included in Item 1.01 of this Current Report under the heading “GCP Senior Notes” is incorporated by reference into this Item 2.03.
Forward-looking statements
This document contains forward-looking statements, that is, information related to future, not past, events. Such statements generally include the words “believes,” “plans,” “intends,” “targets,” “will,” “expects,” “suggests,” “anticipates,” “outlook,” “continues” or similar expressions. Forward-looking statements include, without limitation, expected financial positions; results of operations; cash flows; financing plans; business strategy; operating plans; capital and other expenditures; competitive positions; growth opportunities for existing products; benefits from new technology and cost reduction initiatives, plans and objectives; and markets for securities. For these statements, Grace and GCP claim the protection of the safe harbor for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

Like other businesses, each of GCP and Grace is subject to risks and uncertainties that could cause its actual results to differ materially from its projections or that could cause other forward-looking statements to prove incorrect. Factors that could cause actual results to materially differ from those contained in the forward-looking statements or that could cause other forward-looking statements to prove incorrect include, without limitation, risks related to: the cyclical and seasonal nature of the industries that GCP and Grace serve; the effectiveness of each of GCP’s and Grace’s research and development and new product introductions; the cost and availability of raw materials and energy; foreign operations, especially in emerging regions; changes in currency exchange rates; developments affecting each company’s outstanding liquidity and indebtedness, including debt covenants and interest rate exposure; developments affecting each company’s funded and unfunded pension obligations; acquisitions and divestitures of assets and gains and losses from dispositions; warranty and product liability claims; hazardous materials and costs of environmental compliance; the separation, such as: uncertainties that may delay or negatively impact the separation and distribution or cause the separation and distribution to not occur at all, GCP’s lack of history as a public company and the costs of the separation, each company’s ability to realize the anticipated benefits of the separation and distribution, and the value of the common stock of each of GCP and Grace following the separation; and those additional factors set forth in Grace’s most recent Annual Report on Form 10-K, quarterly report on Form 10-Q and current reports on Form 8-K which have been filed with the Securities and Exchange Commission and the “Risk Factors” section of the preliminary information statement included in the Registration Statement on Form 10 filed by GCP with the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description of Exhibit
2.1	Separation and Distribution Agreement, dated as of January 27, 2016, by and among W. R. Grace & Co., W. R. Grace & Co.–Conn. and GCP Applied Technologies Inc.
4.1	Indenture, dated as of January 27, 2016, by and among GCP Applied Technologies Inc., the guarantors party thereto and Wilmington Trust, National Association, as trustee.
4.2	Form of 9.500% Note due 2023 (included as Exhibit A to Exhibit 4.1).
10.1	Tax Sharing Agreement, dated as of January 27, 2016, by and among W. R. Grace & Co., W. R. Grace & Co.–Conn. and GCP Applied Technologies Inc.
10.2	Employee Matters Agreement, dated as of January 27, 2016, by and among W. R. Grace & Co., W. R. Grace & Co.–Conn. and GCP Applied Technologies Inc.
10.3	Transition Services Agreement, dated as of January 27, 2016, by and between W. R. Grace & Co.–Conn. and GCP Applied Technologies Inc.
10.4	Cross-License Agreement, dated as of January 27, 2016, by and among GCP Applied Technologies Inc., W. R. Grace & Co.–Conn. and Grace GmbH & Co. KG
10.5	Grace Transitional License Agreement, dated as of January 27, 2016, by and between W. R. Grace & Co.–Conn. and GCP Applied Technologies Inc.
99.1
Preliminary Information Statement of GCP Applied Technologies Inc., dated January 12, 2016 (incorporated herein by reference to Exhibit 99.1 to the Company’s Registration Statement on Form 10, filed by the Company with the SEC on January 12, 2016).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

GCP APPLIED TECHNOLOGIES INC.
(Registrant)

	By	/s/ Hudson La Force III

Hudson La Force III
Vice President and Chief Financial Officer

Dated: January 27, 2016

Exhibit Index

Exhibit No.	Description of Exhibit
2.1	Separation and Distribution Agreement, dated as of January 27, 2016, by and among W. R. Grace & Co., W. R. Grace & Co.–Conn. and GCP Applied Technologies Inc.
4.1	Indenture, dated as of January 27, 2016, by and among GCP Applied Technologies Inc., the guarantors party thereto and Wilmington Trust, National Association, as trustee.
4.2	Form of 9.500% Note due 2023 (included as Exhibit A to Exhibit 4.1).
10.1	Tax Sharing Agreement, dated as of January 27, 2016, by and among W. R. Grace & Co., W. R. Grace & Co.–Conn. and GCP Applied Technologies Inc.
10.2	Employee Matters Agreement, dated as of January 27, 2016, by and among W. R. Grace & Co., W. R. Grace & Co.–Conn. and GCP Applied Technologies Inc.
10.3	Transition Services Agreement, dated as of January 27, 2016, by and between W. R. Grace & Co.–Conn. and GCP Applied Technologies Inc.
10.4	Cross-License Agreement, dated as of January 27, 2016, by and among GCP Applied Technologies Inc., W. R. Grace & Co.–Conn. and Grace GmbH & Co. KG
10.5	Grace Transitional License Agreement, dated as of January 27, 2016, by and between W. R. Grace & Co.–Conn. and GCP Applied Technologies Inc.
99.1
Preliminary Information Statement of GCP Applied Technologies Inc., dated January 12, 2016 (incorporated herein by reference to Exhibit 99.1 to the Company’s Registration Statement on Form 10, filed by the Company with the SEC on January 12, 2016).